Other expense	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Other expense	Other expense

For the year ended December 31	Note	2024	2023
Net mark-to-market losses on derivatives used to economically hedge equity settled share-based compensation plans	29	(269)	(103)
Equity (losses) income from investments in associates and joint ventures	20
Loss on investment		(247)	(581)
Operations		10	28
(Losses) gains on retirements and disposals of property, plant and equipment and intangible assets		(38)	11
Interest income		123	67
Gains on investments		57	80
Early debt redemption costs	25	—	(1)
Other		59	33
Total other expense		(305)	(466)
Equity (losses) income from investments in associates and joint ventures
We recorded a loss on investment of $247 million and $581 million in 2024 and 2023, respectively, related to equity losses on our share of an obligation to repurchase at fair value the minority interest in Maple Leaf Sports and Entertainment Ltd. (MLSE). See Note 16, Assets and liabilities held for sale, for additional details.
Gains on investments
In 2024, we recorded a gain on investment of $69 million related to an obligation to repurchase at fair value the minority interest in one of our subsidiaries.
In 2023, we completed the sale of our 63% ownership in certain production studios. We recorded net cash proceeds of $211 million and a gain on investment of $79 million. See Note 4, Business acquisitions and dispositions, for additional details.
(Losses) gains on disposals of property, plant and equipment
In 2023, in addition to losses recorded on retirements of property, plant and equipment, we sold land for total proceeds of $54 million and recorded a gain of $53 million as part of our real estate optimization strategy.